Exhibit 10.2

                              DECLARATION OF TRUST

This declaration of trust is made by Kristian Kostovski (the "Trustee") in favor of Vector Ventures Corp. (the "Beneficiary"). The trustee solemnly declares that he holds a 100% interest in the One Gun mineral claim, Tenure Number 509734 inclusive (the "Property") located in the Cranberry Ridge/Tuzo Creek area of the Greenwood Mining Division, British Columbia, Canada, in trust solely for the benefit to the beneficiary.

The trustee further promises the Beneficiary not to deal with the property in any way, except to transfer the Property to the Beneficiary, without written instructions, direction and consent of the Beneficiary.

Given at Thessaloniki, Greece on the 30th day of April, 2005.


SIGNED SEALED AND DELIVERED by              )
                                            )
KRISTIAN KOSTOVSKI to the presence of       )
                                            )
/s/  Stergios Vlaxneis                      )        /s/  Kristian Kostovski
-----------------------------               )        ---------------------------
SIGNATURE OF WITNESS                        )        KRISTIAN KOSTOVSKI
                                            )
Stergios Vlaxneis                           )
-----------------------------               )
NAME OF WITNESS                             )
                                            )
Vrioulon 1, 551 32 Kalamaria                )
Thessaloniki, Greece                        )
-----------------------------               )
ADDRESS OF WITNESS                          )